BancAnalysts Association of Boston, Inc. Brendan Coughlin Head of Consumer Banking November 4, 2021

2 Forward-looking statements and use of non-GAAP financial measures FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends as well as the potential effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; • The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including through the integration of Investors and the HSBC branches; • The COVID-19 pandemic and associated lockdowns and their effects on the economic and business environments in which we operate; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • Our capital and liquidity requirements under regulatory capital standards and our ability to generate capital internally or raise capital on favorable terms; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; • An inability to complete the acquisitions of Investors or the HSBC branches, or changes in the current anticipated timeframe, terms or manner of such acquisitions; • Greater than expected costs or other difficulties related to the integration of our business and that of Investors and the relevant HSBC branches; • The inability to retain existing Investors or HSBC clients and employees following the closings of the Investors and HSBC branch acquisitions; • The occurrence of any event change or other circumstance that could give rise to the right of one or both parties to terminate (i) the agreement to acquire Investors or (ii) the agreement to acquire branches from HSBC; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, risk-weighted assets, capital impacts of strategic initiatives, market conditions and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. In addition, statements about our net charge-off guidance constitute forward-looking statements and are subject to the risk that the actual charge-offs may differ, possibly materially, from what is reflected in those statements due to, among other potential factors, the impact of the COVID-19 pandemic and the effectiveness of stimulus and forbearance programs in response, changes in economic conditions, and idiosyncratic events affecting our commercial loans. Statements about Citizens’ agreement and plan of merger, dated July 28, 2021 (the “Investors acquisition agreement”), with Investors Bancorp, Inc. (“Investors”) and CBNA's agreement, dated May 26, 2021 (“HSBC branch acquisition agreement”) with HSBC Bank U.S.A., N.A. (“HSBC”) to acquire certain branches from HSBC also constitute forward-looking statements and are subject to the risk that actual results could be materially different from those expressed in those statements, including if either or both transactions are not consummated in a timely manner or at all, or if integration is more costly or difficult than expected. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in in our Annual Report on Form 10-K for the year-ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results and excluding elevated cash. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

3 Key messages ➢ Dramatically repositioned Consumer Banking since IPO ➢ Key strategic priorities in Consumer Banking are progressing well ➢ Re-positioning distribution channels as digital adoption rises ➢ Consumer deposit and lending franchise with national reach driving distinctive growth ➢ Strong medium-term growth potential in critical areas ▪ Acquisitions provide fertile ground for revenue acceleration in new geographies ▪ Wealth poised for accelerating growth with strong net inflows ▪ Citizens PayTM leading indicators of growth remain strong ▪ Transformative national digital strategy building momentum

Dramatically repositioned Consumer Banking since IPO

	2015		Today
Serving customers	■ Not growing ■ Below average Net Promotor Scores (NPS)	→	**Above-industry growth and improving customer experience** ■ ~6.5% primary household growth since 2018 ■ Improving NPS; JD Power rank up from bottom-quartile to median, with momentum
Growing national presence	■ Regional focus only	→	**Strong national banking capabilities** ■ Leading national lending platforms with mortgage, home equity, education, Citizens Pay™ ■ Citizens Access®: 1st national digital bank among regionals
Leveraging differentiated lending capabilities	■ Mortgage - undersized ■ Education - new entrant ■ POS - launched with Apple	→	**Leading national consumer lending businesses** ■ Mortgage: Top-10 bank-owned mortgage originator & servicer ■ #3 private education lender in U.S.; 21% CAGR since 2015 ■ Premier POS partner with differentiated capabilities
Improving deposit franchise	■ Below-peer growth, higher-cost	→	**Growing low-cost deposits while optimizing pricing** ■ Continue to outperform peers in DDA growth; 6 bps total deposit cost in 3Q21
Building advisory capabilities	■ Wealth - undersized, narrowly focused	→	**Developing scale** ■ Wealth: $22B AUM; added HNW/UHNW capabilities
Improving financial performance	■ 0.5% ROTA(1) ■ 79% efficiency ratio(1) ■ $51B loans(2) ■ $70B deposits(2)	→	■ 1.64% ROTA in 2021 YTD(1) ■ 62% efficiency ratio in 2021 YTD(1) ■ $71B loans in 2021 YTD(2) ■ $100B deposits in 2021 YTD(2)

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See page 16 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

5 ◼ Digitizing customer experience through key customer journeys ◼ Transforming marketing to drive consumer-direct acquisition ◼ Repositioning the branch network toward advice-based model E2E digitization efforts well underway ◼ Launching an integrated national digital bank, building on our leading Citizens Access® platform ◼ Targeting young professionals nationwide with high potential for multi-product relationships ◼ Leveraging Citizens Pay’s™ differentiated capabilities in a fast-growing point-of-sale market National expansion led by digital capabilities ◼ Launched distinctive Quest value proposition for mass affluent and redesigned student checking product ◼ Accelerating growth in Wealth organically and inorganically Deepening relationships in targeted segments Consumer Banking strategic priorities Our vision: To be our customer’s trusted and primary financial partner supporting them along life’s journey Customer target: Outsized focus on mass affluent and affluent customers Key initiatives aimed at driving growth and profitability

6 2.9 3.6 3.4 6.5 2015 2Q21 In regional footprint Outside regional footprint Broad-based distribution shift underway with digital engagement accelerating Note: Digital Metrics as of 3Q 2021 year-to-date within regional footprint 10% YoY 9.3 million YTD Digital check deposits 20% YoY 1.7 million at 3Q21 Mobile active users 7.5 million YTD P2P Zelle transactions 42% YoY 1,103 1,037 967 3Q19 3Q20 3Q21 Channel usage shifting towards digital Repositioning branches Digital engagement accelerating(1) Leading to customer growth Customer growth acceleration(2)Digital sales up 225K YTD Digital booked sales 41% YoY 33% CAGR 4% CAGR See page 16 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items. (in millions)

7 Investments in customer experience are paying off Net Promoter Score up 16 points over the last 3 years ◼ Targeting 90%+ digital transactions enabled on mobile app ◼ Launched new student checking account ◼ Simplified checking account offerings for mass affluent and affluent customers − Quest checking: easier banking with expanded services − Wealth: checking account with Advisor access ◼ Deployed mobile app pilot with AI-driven insights to help customers spend and save smarter ◼ New centralized team to enhance financial planning capabilities ◼ Enhanced value proposition − ATM rebates − Automatic once-a-year overdraft rebate on select products ◼ Citizens Peace of Mind™ launched Oct 1st − Reduced call center volume and customer complaints by over 20% ◼ New checking account launch in 1Q22 to meet Bank On National Account Standards Enhancing products and capabilities Eliminated nuisance fees Branches Emphasis on advisory space and reducing square footage ATMs Enhanced ATM functionality reduces teller lines Transforming physical and digital channels Mobile App Building a branch in your pocket; digital first omnichannel approach

Distribution strategy to win nationally

Opportunity to converge core regional banking platform and national digital bank

National ↑ Building a strong national brand — Regional

Building a leading digital-first bank: one brand, integrated platform

National digital bank

"Light" branch footprint

~14 new branches in FL, VA, MD, D.C. added by HSBC and opened the Florida wealth center in 2021

"Dense" branch footprint

~1,160 branches[1] in MA, PA, RI, OH, NY, NH, MI, CT, DE, VT, NJ

- ✓ Integrated digital and branch strategy
- Regional and local sponsorships
- Deep community involvement/philanthropy
- Multi-channel marketing
- National and local media
- On-line/ATMs
- Call centers

"Light" branch footprint:

- ✓ Digital-led, branch supported
- Local sponsorships
- Local community involvement
- Multi-channel marketing
- National and local media
- On-line/ATMs
- Call centers

National digital bank:

- ✓ Digital only
- Call centers
- Evolving national media and sponsorship strategies
- Multi-channel marketing
- Citizens Access®
- Checking
- Mortgage
- Education
- Wealth
- Citizens Pay™

Traditional → Digital

Optimizing digital and physical capabilities

Platform convergence over time

Core banking platform + Citizens Access® → Integrated national digital bank platform

(1) Includes HSBC and Investors branches to be acquired.

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9 $69.7 $72.0 $74.9 $77.5 $84.8 $91.5 $101.0 2015 2016 2017 2018 2019 2020 3Q21 DDA Money market Checking with interest Term and time deposits Regular savings 0.27% 0.25% 0.30% 0.48% 0.73% 0.34% 0.06% Total deposit costs Consumer deposit and lending franchise well-positioned to drive growth(1) See page 16 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items. 6% period-end retail loan growth $65.4 $63.5 $61.8 $62.3 $61.7 3Q212Q211Q214Q203Q20 Mortgage Home Equity Auto Education Other 10% 12% 12% Auto Over 5,000 dealers throughout the U.S Home equity Top-5 rank in HELOC in 9/9 markets(3) Education lending Top-3 private student lender(4) Citizens PayTM 6+ million customers served Poised for strong retail loan growth coming out of the pandemic Mortgage banking Top-10 bank-owned originator & servicer(2) 7% average deposits CAGR ◼ Record retail loan originations in 3Q21 ◼ Maintaining disciplined risk appetite ◼ Continue to outperform peers in DDA growth; 29% of average Consumer Banking deposits in 3Q21 ◼ 6 bps total deposit cost in 3Q21 Deposit and loan commentary ($ in billions)

Entering NYC Metro and New Jersey markets

Driving medium-term growth 1

Leveraging Citizens capabilities

Citizens mature capabilities to be delivered in acquired branches

	Acquired branches	Citizens
Customer acquisition	◑	●
Deposits	◑	●
Mortgage	◑	●
Home equity	◔	●
Card	◔	◑
Student	○	●
Wealth	◔	◑

Right to win

- Citizens sales delivery model, differentiated lending and marketing/analytics provide an opportunity to raise productivity levels
- HSBC/Investors with 200+ branches creates immediate scale and top-10 presence in the largest MSA in the U.S.
  - 100K+ existing Citizens lending households in NYC Metro provides opportunity to deepen relationships

Improving productivity of acquired branches

- Opportunity to more than double new-to-bank customer acquisition at acquired branches to be consistent with Citizens branches
- Raising productivity to average Citizens branch level implies 5-8% annual growth within NYC Metro and New Jersey markets through FY2026

Key considerations

- Highly competitive market; Citizens already successfully competes with many NYC-area banks in existing Citizens markets
- Investments in marketing and training over time will drive increased productivity of acquired branches

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Driving medium-term growth 2

Driving momentum in Wealth

Strong AUM growth

($ in billions)

Track record of strong AUM growth expected to continue


$14
↑ ~50%
$22
1Q19
3Q21

Opportunity with affluent customers

$600B+ investable assets within our footprint



Citizens currently has ~2.2% share of investable assets; industry average of 3%(1)

Significant fee opportunity within our market

Right to win

- Demonstrating consistent fee growth, with record performance YTD 2021; annualized fees up 18% versus 2019
  - Building momentum with ~$1.8 billion YTD annualized net inflows, or over 2.5x FY20 levels
- Transformed leadership and added expertise in 1H21 to drive growth
- Building a centralized financial planning team to improve share of wallet capture
- Clarfeld acquisition has been highly successful; seeking more

Key considerations

- Managing aggressive transformation agenda
- Strong emphasis on cultural fit for hires and acquisitions
- Acquisitions challenged by high valuations

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See page 16 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Growing Citizens Pay™

Driving medium-term growth 3

Potential by 2025

($ in billions)


~3MM+ customers originating annually
~$6
~1MM+ customers originated(1)
$2.6
20%+ CAGR
~$5
$1.8
3Q21
YE2025
Citizens Pay
Fintech partnerships*

*Represents flow arrangements with fintech partners

Right to win

- Market growing ~20%+ CAGR with strong demand from merchants and consumers
  - Portfolio growth of ~40%+ YoY in 3Q21 excluding Apple and fintech partnership
- Differentiated capabilities serving sophisticated enterprises with omnichannel needs
- Track record of success with premium brands

Momentum building

Significant acceleration of new partners launched

Pre-4Q20	2021	Coming soon
	21 partners at 3Q21	~10 in pipeline
Apple, Microsoft, vivint.	BJ's, Wiley Efficient Learning, WATCHDREAMER, Z GALLERIE, SOLE, ECHELON, HORIZON FITNESS	Includes 2 Fortune 500 companies

Key considerations

- Fintechs prioritizing customer acquisition over profitability near-term
- Additional investment underway to build out consumer and merchant value propositions to effectively compete against fintech/BNPL players
- 'Test and learn' phase initiated to determine optimal path to deepen with existing Citizens Pay™ customers

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See page 16 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Driving medium-term growth 4

Transformative national digital strategy

Growing customers nationally[1]

(in millions)


6.5
~13% CAGR
3.4
2.9
3.6
2015
2Q21
In regional footprint
Outside regional footprint

Right to win

- Existing national reach with Citizens Access® and our distinctive consumer lending franchise
  - Unique product breadth with mortgage, home equity, education refinance, digital wealth advice and Citizens Pay™ is well suited to drive growth with young professionals
  - Opportunity to deepen with ~2.9 million existing customers outside of regional footprint
  - Can further leverage strong data analytics capabilities to drive customer acquisition and deepening

Expanding national digital platform


Citizens
There's more to life than student loans
2.59% APR*
2.46% APR*
More ways to refi
Because everyone can use some extra cash.
Refinancing for students

- Launching integrated National Storefront in 4Q21
  - Education refinance and mortgage to be added to platform
- Citizens Pay™ digital servicing launched by end of year
- Checking, home equity, credit card and wealth to be added in 2022

Key considerations

- Modernization of our consumer platform to a cloud-based, API/microservices technology architecture is progressing
  - Capabilities built for national can eventually extend to core bank
- New education end-to-end loan platform launched; foundational to national lending platform
- Delivering efficient cost of customer acquisition important to success

See page 16 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

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14 Summary ➢ Successfully executing on our key strategic priorities ➢ Re-positioning distribution with increasing digital capabilities ➢ Consumer deposit and lending franchise to drive differentiated growth ➢ Successful execution across four key areas, distinctive to Citizens, provides medium- term revenue growth opportunity of about $1 billion ▪ Entering NYC Metro and New Jersey markets ▪ Driving momentum in Wealth ▪ Growing Citizens PayTM ▪ National digital strategy building on Citizens Access®

15 Appendix

16 Notes Notes on Non-GAAP Financial Measures See important information on Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. “Underlying” results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. General Notes a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company’s prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation. b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. c) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. d) Select totals may not sum due to rounding. e) Based on Basel III standardized approach f) Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes on slide 4 – Dramatically repositioned Consumer Banking since IPO 1. See above note on non-GAAP financial measures 2. See general note f) above; Consumer loans include held for sale Notes on slide 6 – Broad-based distribution shift underway with digital engagement accelerating 1. Digital and mobile banking active users reflects retail checking user base. Digital booked sales includes checking, deposits, credit card, HELOC, ERL and In School. Digital payments and transfers includes internal and external transfers, bill payments, Zelle, digital wallets; Digital check deposits reflects remote deposit capture. 2. References to the term “customers” refers to the # of households Notes on slide 9 – Consumer deposit and lending franchise well-positioned to drive growth 1. See general note f) above 2. Inside Mortgage Finance Publications, origination data for the six months ended July 30, 2021; servicing share data as of 2Q21 3. According to Informa; origination volume as of September YTD 4. Annual reports and quarterly earnings supplements across competitors. Federal Reserve total student loan debt reporting Notes on slide 11 – Driving momentum in Wealth 1. Source: McKinsey/Finalta 2018 study Notes on slide 12 – Growing Citizens PayTM 1. References to the term “customers” refers to the # of households Notes on slide 13 – Transformative national digital strategy 1. References to the term “customers” refers to the # of households

17 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - Consumer Banking Segment $s in millions, except share, per share and ratio data

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